Exhibit 10.1

THIRD AMENDMENT
TO
AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF AUGUST 30, 2013
AMONG
DIAMONDBACK ENERGY, INC.,
AS PARENT GUARANTOR

DIAMONDBACK O&G LLC (F/K/A WINDSOR PERMIAN LLC),
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER
WELLS FARGO SECURITIES, LLC

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of August 30, 2013, is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (f/k/a Windsor Permian LLC, the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 24, 2012, as amended by that certain First Amendment dated as of July 31, 2012 and that certain Second Amendment dated as of September 28, 2012 (as amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the definitions of “Agreement” in its entirety and replacing it with the following:
“‘Agreement’ means this Amended and Restated Credit Agreement, as amended by the First Amendment dated as of July 31, 2012, the Second Amendment dated as of September 28, 2012 and the Third Amendment dated as of August 30, 2013, as the same may be amended, modified or supplemented from time to time.”

2.2    Amendment to Section 9.18(a). Section 9.18(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(a)    The Parent Guarantor and the Borrower will not, and will not permit any of their Subsidiaries to, enter into any Swap Agreements with any Person other than (i) Swap Agreements in respect of commodities (A) with an Approved Counterparty, (B) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (I) for the period of 24 months after such Swap Agreement is executed, 85% of the reasonably anticipated projected production from their Oil and Gas Properties which are classified as proved as of the date such Swap Agreement is entered into for each month during such 24 month period for each of crude oil and natural gas, calculated separately and determined by reference to the most recently delivered Reserve Report and (II) for the period of 25 to 60 months after such Swap Agreement is executed, 75% of the reasonably anticipated projected production from their Oil and Gas Properties which are classified as proved as of the date such Swap Agreement is entered into for each month during such 25 to 60 month period for each of crude oil and natural gas, calculated separately and determined by reference to the most recently delivered Reserve Report, and provided that in each instance, no such Swap Agreement shall have a tenor of more than 60 months after such Swap Agreement is entered into, and (ii) Swap Agreements in respect of interest rates with an Approved Counterparty effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any of its Subsidiaries to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures.”

Section 3.    Conditions Precedent. This Third Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
3.1    The Administrative Agent shall have received from the Majority Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.
3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
4.4    NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5    GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
4.7    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.8    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.9    Loan Document. This Third Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

DIAMOND BACK O&G LLC (f/k/a Windsor Permian LLC), as Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: CFO

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: CFO

DIAMONDBACK E&P LLC, as a Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: CFO

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By: /s/ Patrick J. Fults Name: Patrick J. Fults Title: Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ JB Askew Name: JB Askew Title: Assistant Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Tara McLean Name: Tara McLean Title: Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK, as a Lender
By: /s/ Chris L. Whigham Name: Chris L. Whigham Title: Senior Vice President Manager of Energy Lending

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THIRD AMENDMENT TO CREDIT AGREEMENT